Exhibit 99.1

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	February	2016
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	3/21/2016
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Colette Pieper	CEO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Colette Pieper	3/21/2016
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	DECEMBER	JANUARY	FEBRUARY
ASSETS
1.	UNRESTRICTED CASH	$51,248	$429,321	$242,040	$204,170
2.	RESTRICTED CASH
3.	TOTAL CASH	$51,248	$429,321	$242,040	$204,170
4.	ACCOUNTS RECEIVABLE (NET)
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES		$396,641	$363,946	$331,251
8.	OTHER (ATTACH LIST)	$76,415	$84,665	$84,665	$84,665
9.	TOTAL CURRENT ASSETS	$127,664	$910,627	$690,651	$620,086
10.	PROPERTY, PLANT & EQUIPMENT	$2,188,639	$0	$0	$0	[1]
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION		$0	$0	$0	[1]
12.	NET PROPERTY, PLANT & EQUIPMENT	$2,188,639	$0	$0	$0
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$166,250	$0	$0	$0
15.	OTHER (ATTACH LIST)		$0	$0	$0
16.	TOTAL ASSETS	$2,482,552	$910,627	$690,651	$620,086
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$634,711	$633,519	$637,550	[4]
18.	TAXES PAYABLE		$8,022	$6,239	$4,619	[1]
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES		$2,188,748	$2,154,195	$2,174,130	4&5
21.	SECURED DEBT		$191,983	$160,383	$127,599
22.	OTHER (ATTACH LIST)		$5,559	$5,559	$3,207	[5]
23.	TOTAL POSTPETITION LIABILITIES		$3,029,023	$2,959,895	$2,947,106
PREPETITION LIABILITIES
24.	SECURED DEBT	$267,505				[1]
25.	PRIORITY DEBT	$3,991,351	$90,306	$90,306	$90,306
26.	UNSECURED DEBT	$114,283,485	$1,588,832	$1,588,832	$1,588,832	[2]
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$118,542,341	$1,679,138	$1,679,138	$1,679,138
29.	TOTAL LIABILITIES	$118,542,341	$4,708,161	$4,639,033	$4,626,243
EQUITY
30.	PREPETITION OWNERS' EQUITY		$(73,722,301)	$(73,722,301)	$(73,722,301)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(7,666,780)	$(7,708,008)	$(7,769,644)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$77,591,547	$77,481,927	$77,485,787	[3]
33.	TOTAL EQUITY		$(3,797,534)	$(3,948,383)	$(4,006,157)
34.	TOTAL LIABILITIES & OWNERS' EQUITY		$910,627	$690,651	$620,086

[1]	Property Plant & Equipment included the buildings that were sold per Dkt. 1089. Secured Debt and Taxes Payable included property taxes owed on the buildings that were collected at closing.
[2]	The Schedule Amount for Item 26. Unsecured Debt includes Intercompany Due To/From Life Partners, Inc. shown below in Item 32.
[3]	Intercompany Due To/From Life Partners, Inc.
[4]	Item 17. Accounts Payables includes $416,559.40 of invoices from bankruptcy professionals that would normally be included in Item 20, Professional Fees.
[5]	Item 20. Professional Fees reflects expenses accrued in excess of bankruptcy invoices allocated to LPHI. Expenses have been accrued to LPHI where the invoice allocated the expense to one of the subsidiaries, therefore, the books of Life Partners Holdings holds liability for bankruptcy professional fees of Life Partners Holdings and its subsidiaries. The US Trustee Fee liability previously shown on Line 20. Professional Fees has been moved to Line 22. Other.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-1

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	DECEMBER	JANUARY	FEBRUARY
8. OTHER CURRENT ASSETS
8.	Pardo Family Holdings Trust (Advance to Price L. Johnson, PC)	$24,441	$31,323	$31,323	$31,323
8.	Pardo Family Holdings Trust (Advance to Kyle, Mathis & Lucas, LLP)	$51,975	$53,343	$53,343	$53,343
8.	Rent due from Life Partners, Inc.
8.
8.
8.
8.
8
8.	TOTAL - OTHER CURRENT ASSETS	$76,415	$84,665	$84,665	$84,665
14. OTHER ASSETS - NET OF AMORTIZATION
14.	Woolly Mammoth & Other Prehistoric Artifacts	$166,250
14.
14.
14.
14.
14.	TOTAL - OTHER ASSETS (Net of Amort.)	$166,250	$-	$-	$-
15. OTHER ASSETS
15.
15.
15.
15.
15.
15.
15.
15.
15.
15.	TOTAL - OTHER ASSETS	$-	$-	$-	$-

POSTPETITION LIABILITIES
22.	US Trustee Fees		$5,559	$5,559	$3,207	[1]
22.
22.
22.
22.
22.
22	TOTAL - OTHER POSTPETITION LIABILITIES		$5,559	$5,559	$3,207

[1]	U S Trustee Fees were moved from in Line 20. Professional Fees on the Monthly Operating Report, page 1.

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

INCOME STATEMENT		NOVEMBER	DECEMBER	JANUARY	FEBRUARY
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$16,408	$54,420	$35,784	$38,115
12.	RENT & LEASE	$0	$0	$0	$0
13.	OTHER (ATTACH LIST)	$8,894	$1,635	$0	$1,344
14.	TOTAL OPERATING EXPENSES	$25,302	$56,055	$35,784	$39,459
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(25,302)	$(56,055)	$(35,784)	$(39,459)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)	$(1,667)	$0	$0	$0
17.	NON-OPERATING EXPENSE (ATTACH LIST)	$0	$0	$0	$0
18.	INTEREST EXPENSE	$29,169	$670	$517	$437
19.	DEPRECIATION / DEPLETION	$6,517	$0	$0	$0
20.	AMORTIZATION	$0	$0	$0	$0
21.	OTHER (ATTACH LIST)	$(183,151)	$(2,568)	$(1,783)	$(1,620)
22.	NET OTHER INCOME & EXPENSES	$(149,132)	$(1,898)	$(1,266)	$(1,184)
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$28,468	$5,861	$4,535	$21,402
24.	U.S. TRUSTEE FEES	$975	$4,875	$650	$248
25.	OTHER (ATTACH LIST)	$2,109	$1,679	$1,525	$1,710
26.	TOTAL REORGANIZATION EXPENSES	$31,552	$12,415	$6,710	$23,360
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$92,278	$(66,573)	$(41,228)	$(61,635)

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-2

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

INCOME STATEMENT		NOVEMBER	DECEMBER	JANUARY	FEBRUARY
OPERATING EXPENSES
13.	LEGAL & PROFESSIONAL FEES	$8,894	$1,635		$1,344
13.
13.
13.
13.
13.	TOTAL OTHER OPERATING EXPENSES	$8,894	$1,635	$0	$1,344
NON-OPERATING INCOME
16.	RENTAL INCOME	$1,667
16.
16.
16.
16.	TOTAL NON-OPERATING INCOME	$1,667	$0	$0	$0
OTHER INCOME & EXPENSES
21.	LOSS ON SALE OF ICE AGE COLLECTION
21.	GAIN ON SALE OF BUILDINGS	$(196,072)
21.	FRANCHISE TAX EXPENSE	$12,921	$(2,568)	$(1,783)	$(1,620)
21.	INTEREST INCOME
21.	NET OTHER INCOME & EXPENSES	$(183,151)	$(2,568)	$(1,783)	$(1,620)
REORGANIZATION EXPENSES
25.	TRANSCRIPTION SERVICES	$58		$234	$660
25.	RELATIVITY HOSTING	$1,062	$1,679	$1,292	$1,050
25.	TRUSTEE TRAVEL EXPENSES	$988				[1]
25.	PRIVILEGE LOG EXPORT
25.	IT SERVICES-SYSTEM BACKUP
25.	SECURITY OFFICERS
25.	TOTAL OTHER REORGANIZATION EXPENSES	$2,109	$1,679	$1,525	$1,710

[1]	This was previously shown under Professional Fees and has been reclassified to Other Reorganization Expenses.

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

CASH RECEIPTS AND DISBURSEMENTS		QUARTER ENDED DEC 31, 2015	JANUARY	FEBRUARY	MARCH	QUARTER ENDED MARCH 31, 2016
1.	CASH - BEGINNING OF MONTH		$429,321	$242,040	$204,170
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0				$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$0				$0
4.	POSTPETITION	$0				$0
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0	$0
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0				$0
7.	SALE OF ASSETS	$1,456,458				$0	[1]
8.	OTHER (ATTACH LIST)	$11,667	$0	$0	$0	$0
9.	TOTAL NON-OPERATING RECEIPTS	$1,468,125	$0	$0	$0	$0
10.	TOTAL RECEIPTS	$1,468,125	$0	$0	$0	$0
11.	TOTAL CASH AVAILABLE	$1,468,125	$429,321	$242,040	$204,170	$0
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$0				$0
13.	PAYROLL TAXES PAID	$0				$0
14.	SALES, USE & OTHER TAXES PAID	$11,510	$1,193			$1,193
15.	SECURED / RENTAL / LEASES	$0				$0
16.	UTILITIES	$0				$0
17.	INSURANCE	$105,077	$33,331	$34,190		$67,521
18.	INVENTORY PURCHASES	$0				$0
19.	VEHICLE EXPENSES	$0				$0
20.	TRAVEL	$0				$0
21.	ENTERTAINMENT	$0				$0
22.	REPAIRS & MAINTENANCE	$0				$0
23.	SUPPLIES	$0				$0
24.	ADVERTISING	$0				$0
25.	OTHER (ATTACH LIST)	$27,573	$151,874	$638	$0	$152,512
26.	TOTAL OPERATING DISBURSEMENTS	$144,160	$186,397	$34,828	$0	$221,225
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$1,220,045				$0
28.	U.S. TRUSTEE FEES	$650	$650	$2,600		$3,250
29.	OTHER (ATTACH LIST)	$620	$234	$441	$0	$675
30.	TOTAL REORGANIZATION EXPENSES	$1,221,315	$884	$3,041	$0	$3,925
31.	TOTAL DISBURSEMENTS	$1,365,475	$187,281	$37,869	$0	$225,150	[2]
32.	NET CASH FLOW	$102,650	$(187,281)	$(37,869)	$0	$(225,150)
33.	CASH - END OF MONTH		$242,040	$204,170	$204,170

[1]	Item 7. Sale of Assets includes proceeds received from the sale of the buildings net of closing costs & property taxes and proceeds from the sale of the Ice Age Collection.
[2]	Total Disbursements for January includes $150,000.00 that is NOT a disbursement, but a transfer of funds between bank accounts from Life Partners Holdings, Inc. account to Life Partners, Inc. account.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-3

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

CASH RECEIPTS AND DISBURSEMENTS		QUARTER ENDED DEC 31, 2015	JANUARY	FEBRUARY	MARCH	QUARTER ENDED MARCH 31, 2016

OTHER NON-OPERATING RECEIPTS
8.	Lease & Rental Income	$11,667				$-
8.	Return of Retainer
8.	Worker's Compensation Dividend	$-				$-
8.	Total - Non-Operating Receipts	$11,667	$-	$-	$-	$0

OTHER OPERATING DISBURSEMENTS
25.	Transfer to LPI bank account	$-	$150,000			$150,000
25.	Registrar & Transfer Fees	$4,300	$1,054			$1,054
25	Penalty Interest on 2014 Property Taxes	$-				$-
25.	Filing Fees	$10,839	$820	$638		$1,458
25.	Web Page Hosting	$12,434				$-
25.	Bank Acct Analysis Fee	$-				$-
25.	Total - Other Operating Disbursements	$27,573	$151,874	$638	$-	$152,512

OTHER REORGANIZATION EXPENSES
29.	Transcription Services	$620	$234	$441		$675
29.		$0				$0
29.	Total - Other Reorganization Expenses	$620	$234	$441	$-	$675

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	DECEMBER	JANUARY	FEBRUARY
1.	0-30
2.	31-60
3.	61-90
4.	91+
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	February 2016

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL					$0
2.	STATE					$0
3.	LOCAL					$0
4.	OTHER (ATTACH LIST)	$4,619				$4,619	[2]
5.	TOTAL TAXES PAYABLE	$4,619	$0	$0	$0	$4,619

6.	ACCOUNTS PAYABLE	$2,981	$1,050	$1,635	$631,884	$637,550

STATUS OF POSTPETITION TAXES			MONTH:	February 2016

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL		LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING				$0
2.	FICA-EMPLOYEE				$0
3.	FICA-EMPLOYER				$0
4.	UNEMPLOYMENT				$0
5.	INCOME				$0
6.	OTHER (ATTACH LIST)				$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT				$0
12.	REAL PROPERTY	$0			$0	[1]
13.	PERSONAL PROPERTY				$0
14.	OTHER (ATTACH LIST)	$6,240	$(1,620)		$4,619	[2]
15.	TOTAL STATE & LOCAL	$6,240	$(1,620)	$0	$4,619
16.	TOTAL TAXES	$6,240	$(1,620)	$0	$4,619

[1]	All property taxes for calendar 2014 & 2015 were paid at the closing on the sale of the buildings.
[2]	This is Texas Franchise Tax previously shown on LPI books. This does not include $90,305.59 considered prepetition.

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

			MONTH:	February 2016
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		Bank of America	Alliance Bank	Bank of Texas
B. ACCOUNT NUMBER:		3363	613	3772	TOTAL
C. PURPOSE (TYPE):		DIP Account	MoneyMarket	Checking
1.	BALANCE PER BANK STATEMENT			$240,200	$240,200
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS			$36,029	$36,029
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS	$0	$0	$204,170	$204,170
6.	NUMBER OF LAST CHECK WRITTEN	1013		1059

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$204,170

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	February 2016

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS							[1]
		DATE OF COURT ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	TOTAL INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Asset Servicing Group	12/15/15	$819,974		$819,974	$306,510
2.	Bridgepoint Consulting	12/15/15	$784,462	$111,201	$784,462	$392,160	[2]
3.	Epiq Bankruptcy Solutions	05/22/15	$2,867,313	$331,050	$2,675,023	$217,290	[2]
4.	Forshey & Prostok, LLP	04/28/15	$154,409		$154,409	$0
5.	Kevin Buchanan & Associates	07/01/15	$140,235		$140,235	$0
6.	Kim Hinkle, Attorney at Law	12/15/15	$215,404	$15,028	$215,404	$62,295	[2]
7.	MMS Advisors					$346,992
8.	Munsch, Hardt, Kopf & Harr, P.C.	12/15/15	$1,673,802		$1,673,802	$766,644
9.	Phillips Murrah	12/15/15	$166,426	$14,375	$166,426	$84,643	[2]
10.	Pronske Goolsby & Kathman, P.C.	05/05/15	$128,618		$128,618	$0
11.	Thompson & Knight, LLP	12/15/15	$8,304,511		$8,307,945	$4,155,007	[3]
12.	Tom Moran, US Trustee	12/18/15	$11,850		$11,850	$722,216	[4]
13.	Smith, Jackson, Boyer & Bovard, PLLC	12/18/15	$55,199		$55,199	$7,795
14.	Predictive Resources	11/19/15	$164,517	$72,396	$164,517	$169,867	[2]
15.	D3G Capital Management LLC/Lewis & Ellis Inc	12/03/15	$88,912		$88,912	$157,663
16.	Barbara Pope	12/15/15	$42,477		$42,477	$0	[5]
17.	TOTAL PAYMENTS TO PROFESSIONALS			$544,050	$15,429,254	$7,389,083

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Bank Direct Capital Finance	$1,105	$1,105	$0
2.	First Insurance Funding Corp.	$32,116	$32,116	$127,599
3.
4.
5.
6.	TOTAL	$33,221	$33,221	$127,599

[1]	Professional fees and expenses estimated and accrued prior to May 19th are reflected only on the books of Life Partners Holdings, Inc. Thereafter, professional fees and expenses reflect the estimated aggregate, unallocated fees and expenses for all of the Debtors, and are noted on each of the Debtors MORs.
[2]	Amount Paid was paid by LPI and includes payments authorized by Fee Procedure Orders dated 8/6/15 and 10/29/15.
[3]	Total Paid To Date for Thompson & Knight includes $3,434 in filing fees paid twice (at the time of filing and when the fee application was paid) which is not duplicated in Amount Approved.
[4]	Total Paid To Date excludes out-of-pocket expense reimbursements on behalf of subsidiary debtors.
[5]	Amounts shown are for Fee Applications only and do not include subsequent employee/contractor payments.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	February 2016

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Questionnaire Item 5. A postpetition loan was received from First Insurance Funding Corp. to finance D&O and E&O insurance premiums. Loans were received from maturities of Life Settlements per Docker 1127 related to financing.
Questionnaire Item 10. Past due amounts are mainly fees from non-bankruptcy professionals incurred after the filing date.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	&FREQUENCY
Directors & Officers	Illinois National	09/30/15- 09/30/16
Errors & Omissions	Indian Harbor	09/30/15- 09/30/16
Total for Financed thru	First Insurance Funding Corp		$32,116.09 /month
Commercial Package*	Allied Insurance	06/14/15 - 06/13/16	$969.06 /month
Cyber Liability	Beazley Insurance	05/12/15 - 06/12/16	$1,104.82 /month

* includes auto, building, edp, excess liability